SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 26, 2012

TWIN DISC, INCORPORATED
(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1328 Racine Street                                                      Racine, Wisconsin 53403

Registrant's telephone number, including area code:                                                                                                                                (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At its meeting on July 26, 2012, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) (i) approved the base salaries of, and (ii) approved the targets for fiscal 2013 bonuses for, the Company’s principal executive officer, principal financial officer, and certain of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K), as follows:

Name and Position	Base Salary	Target Bonus as
		% of Base Salary

Michael E. Batten	$600,000	70%
Chairman and Chief
Executive Officer

John H. Batten	$363,000	50%
President and Chief
Operating Officer

Christopher J. Eperjesy	$315,250	50%
Vice President – Finance,
Chief Financial Officer
and Treasurer

James E. Feiertag	$312,500	50%
Executive Vice President

H. Claude Fabry	$242,787	40%
Vice President, International Distribution

The above increases in base salary are effective the first pay period beginning on or after October 1, 2012. A portion of Mr. Fabry’s base salary is denominated in Euro, which has been translated at the July 26, 2012 exchange rate of 1€/1.21068$.

In each case, the target incentive bonus is based on the FY 2013 Corporate Incentive Plan (“CIP”), which the Committee adopted and approved on July 26, 2012. The CIP establishes the target bonuses for the named executive officers based on the following factors and relative weights for each factor: corporate economic profit (70%), inventory turns (15%) and sales growth (15%).  In no event will an incentive payment under the CIP exceed 200% of the target.  An incentive payment to a named executive officer under the CIP may be increased or decreased by up to 20%, at the discretion of the Committee.

On July 26, 2012, the Compensation Committee also issued performance stock awards to named executive officers of the Company under the Company’s 2010 Long-Term Incentive Compensation Plan (the "Plan").  A target number of 17,515 performance shares were awarded to the named executive officers (subject to adjustment as described below), allocated as follows:  Mr. J. Batten, 7,066 performance shares; Mr. Eperjesy, 5,337 performance shares; and Mr. Feiertag, 5,112 performance shares.  The performance shares will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2015.  If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance shares.  If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance shares.  If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance shares.  No performance shares will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance shares will be earned for performance exceeding the 3-year cumulative economic profit maximum.  In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance shares awarded shall be determined by interpolation.  The maximum number of performance shares that can be earned by the named executive officers pursuant to this award is 21,020.  A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

At its July 26, 2012 meeting, the Compensation Committee also issued performance stock units to named executive officers of the Company under the Plan.  A target number of 23,961 performance stock units were awarded to the named executive officers (subject to adjustment as described below), allocated as follows:  Mr. M. Batten, 16,455 performance stock units; Mr. J. Batten, 3,028 performance stock units; Mr. Eperjesy, 2,287 performance stock units; and Mr. Feiertag, 2,191 performance stock units.  The performance stock units will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2015.  If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance stock units.  If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance stock units.  If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance stock units.  No performance stock units will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance stock units will be earned for performance exceeding the 3-year cumulative economic profit maximum.  In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance stock units awarded shall be determined by interpolation.  The maximum number of performance stock units that can be earned by the named executive officers pursuant to this award is 28,753.  A copy of the form of the Performance Stock Unit Award Grant Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

At its July 26, 2012 meeting, the Compensation Committee also issued restricted stock grants to named executive officers of the Company under the Plan.  A total of 47,776 shares of restricted stock were granted to the named executive officers, allocated as follows: Mr. M. Batten, 16,455 shares of restricted stock; Mr. J. Batten, 12,594 shares of restricted stock; Mr. Eperjesy, 10,425 shares of restricted stock; and Mr. Feiertag, 8,302 shares of restricted stock.  The shares will vest in three years, provided the named executive officer remains employed as of such vesting date.  The restricted stock will fully vest if the named executive officer terminates employment due to death or disability, or following a change in control of the Company.  A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Effective August 1, 2012, Twin Disc International S.A. (“Twinsa”), a subsidiary of the Company, via its Board of Directors, entered into a new Management Agreement (the “Agreement”) with H. Claude Fabry.  The Agreement replaces the October 1, 2009, management agreement between Twinsa and Mr. Fabry, which was scheduled to expire on September 30, 2012. Under the Agreement, Twinsa will pay to Mr. Fabry an annualized fee of 156,121 Euro (the “Fee”), which will increase to an annualized fee of 160,432 Euro as of the first pay period beginning on or after October 1, 2012.  The Agreement provides for a term that expires June 30, 2013, and establishes other mutually agreed benefits and conditions in accordance with Belgian law.

Mr. Fabry will also continue to serve as Vice President of International Distribution for the Company.  The remainder of his total annual base compensation (which, net of the Fee, is currently $47,254 U.S. Dollars, using the July 26, 2012, exchange rate 1€/1.21068$) will be paid for these services.

            A copy of the Agreement is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01                                Financial Statements and Exhibits

(c)                      Exhibits

EXHIBIT NUMBER                                           DESCRIPTION

10.1	Form of Performance Stock Award Grant Agreement for targeted award of performance shares on July 26, 2012

10.2	Form of Performance Stock Unit Award Grant Agreement for targeted award of performance stock units on July 26, 2012

10.3	Form of Restricted Stock Grant Agreement for restricted stock grants on July 26, 2012

10.4	Management Agreement between Twin Disc International S.A. and H. Claude Fabry

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 1, 2012	Twin Disc, Incorporated

/s/ THOMAS E. VALENTYN
Thomas E. Valentyn
General Counsel & Secretary